Vanguard Dividend Growth Fund

Supplement to the Prospectus Dated May 29, 2009 (Revised October 2, 2009)

Important Change to Vanguard Dividend Growth Fund

The Fund’s board of trustees has approved replacing the Russell 1000 Index with the Dividend Achievers Select Index* as the Fund’s and the advisor’s new performance benchmark, effective February 1, 2010. The Dividend Achievers Select Index is a more suitable index because it is more consistent with the Fund’s investment objective. The Fund’s investment objective, strategies, and policies remain unchanged.

Prospectus Text Changes

The second paragraph beneath the Investment Advisor heading on page 11 is replaced with the following:

Wellington Management’s advisory fee is paid quarterly and is calculated by applying certain annual percentage rates to the average daily net assets of the Fund for each quarter. In addition, the firm’s advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Dividend Achievers Select Index over the same period.

*Index provider: Mergent, Inc.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS57 022010

Vanguard Dividend Growth Fund

Supplement to the Statement of Additional Information Dated May 29, 2009

Important Change to Vanguard Dividend Growth Fund

The Fund’s board of trustees has approved replacing the Russell 1000 Index with the Dividend Achievers Select Index* as the Fund’s new performance benchmark, effective February 1, 2010. The Dividend Achievers Select Index is a more suitable index because it is more consistent with the Fund’s investment objective.

The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the table on page B-38, the benchmark listed for the Dividend Growth Fund is replaced with the Dividend Achievers Select Index.

The third paragraph on page B-40 is replaced with the following:

The base fee for the Dividend Growth Fund may be increased or decreased based on the cumulative total return of the Fund as compared with that of the Dividend Achievers Select Index over a trailing 36-month period.

*Index provider: Mergent, Inc.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI051 022010